MML SERIES INVESTMENT FUND
MML TOTAL RETURN BOND FUND
(the “Fund”)
Supplement dated September 2, 2021 to the
Prospectus dated May 1, 2021 and the
Summary Prospectus dated May 1, 2021
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
Effective December 31, 2021, the information for Tad Rivelle found under the heading Portfolio Manager(s) in the section titled Management (page 87 of the Prospectus) and under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 115 of the Prospectus is hereby removed due to his retirement from Metropolitan West Asset Management, LLC (“MetWest”).
From October 1, 2021 through his retirement from MetWest, Mr. Rivelle will continue to serve as a Generalist Portfolio Manager and as Chief Investment Officer for the U.S. Fixed Income Group at MetWest along with Stephen M. Kane and Bryan T. Whalen as Co-Chief Investment Officers.
Effective immediately, the following information replaces similar information for Messrs. Kane, Landmann, and Whalen found under the heading Portfolio Manager(s) in the section titled Management (page 87 of the Prospectus):
Stephen M. Kane, CFA is a Group Managing Director, and a Generalist Portfolio Manager and, as of October 1, 2021, Co-Chief Investment Officer for the U.S. Fixed Income Group at MetWest. He has managed the Fund since December 2014.
Laird R. Landmann is a Group Managing Director and a Generalist Portfolio Manager at MetWest. He has managed the Fund since December 2014.
Bryan T. Whalen, CFA is a Group Managing Director, and a Generalist Portfolio Manager and, as of October 1, 2021, Co-Chief Investment Officer for the U.S. Fixed Income Group at MetWest. He has managed the Fund since December 2014.
Effective immediately, the following information replaces similar information for MetWest found on page 115 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Metropolitan West Asset Management, LLC (“MetWest”), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, manages the investments of the MML Total Return Bond Fund. A team of investment professionals manages the Fund. The team consists of Tad Rivelle, Chief Investment Officer for the U.S. Fixed Income Group and Generalist Portfolio Manager, who is responsible for developing the fixed income team’s long-term economic outlook that guides strategies; Laird R. Landmann, Group Managing Director and Generalist Portfolio Manager, Stephen M. Kane, CFA, Group Managing Director and Generalist Portfolio Manager, and Bryan T. Whalen, CFA, Group Managing Director and Generalist Portfolio Manager, who co-manage security selection and the trade execution process. Messrs. Rivelle, Landmann, and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004. Prior to Mr. Rivelle’s retirement date on December 31, 2021, Messrs. Kane and Whalen will assume co-Chief Investment Officer responsibilities, including development of the long-term economic outlook, beginning October 1, 2021, sharing that duty as a pair beginning in 2022. MetWest is an indirect wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). MetWest, together with TCW and its other subsidiaries, which provide a variety of investment management and investment advisory services, had approximately $247.6 billion in assets under management or committed to management, including $209.8 billion of U.S. fixed income investments, as of December 31, 2020.

Effective immediately, the following information replaces similar information for Messrs. Kane, Landmann, and Whalen found beginning on page 115 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Stephen M. Kane, CFA

is a portfolio manager of the MML Total Return Bond Fund. Mr. Kane, a Group Managing Director, is a Generalist Portfolio Manager and, as of October 1, 2021, Co-Chief Investment Officer for the U.S. Fixed Income Group. He joined TCW in 2009 during the acquisition of MetWest. At MetWest, Mr. Kane was responsible for leading MetWest’s AlphaTrak, Ultra Short and Liability Driven Investment (LDI) products, and he co-manages many of the firm’s mutual funds. Under his co-leadership, the MetWest investment team was recognized as Morningstar’s Fixed Income Manager of the Year for 2005. Prior to establishing MetWest, Mr. Kane was a fixed income portfolio manager at Hotchkis and Wiley. He also served as a Vice President at PIMCO.
Laird R. Landmann

is a portfolio manager of the MML Total Return Bond Fund. Mr. Landmann, a Group Managing Director, is a Generalist Portfolio Manager in the U.S. Fixed Income Group. He joined TCW in 2009 during the acquisition of MetWest. Mr. Landmann currently serves on the boards of the TCW and Metropolitan West Mutual Funds. Mr. Landmann currently co-manages many of TCW and MetWest’s mutual funds, including the MetWest Total Return Bond Fund, MetWest High Yield Bond Fund, and TCW Core Fixed Income Fund, and leads the fixed income group’s risk management efforts. He is a leader of the MetWest investment team that was recognized as Morningstar’s Fixed Income Manager of the Year for 2005 and has been nominated for the award eight times. Prior to founding MetWest in 1996, Mr. Landmann was a principal and the co-director of fixed income at Hotchkis and Wiley. He also served as a portfolio manager and vice president at PIMCO.
Bryan T. Whalen, CFA

is a portfolio manager of the MML Total Return Bond Fund. Mr.Whalen, a Group Managing Director, is a Generalist Portfolio Manager and, as of October 1, 2021, Co-Chief Investment Officer for the U.S. Fixed Income Group. He joined TCW in 2009 during the acquisition of MetWest as co-head of the Securitized Products division. Prior to joining TCW, Mr.Whalen was a partner and co-head of MetWest’s Securitized Products division. Prior to joining MetWest in 2004, he was a director in the fixed income department at Credit Suisse First Boston in New York. Previously, he was a vice president at Donaldson, Lufkin & Jenrette.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-21-01
MMLTRB-21-01

MML SERIES INESTMENT FUND
MML Total Return Bond Fund
(the “Fund”)
Supplement dated September 2, 2021 to the
Statement of Additional Information dated May 1, 2021
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.
Effective December 31, 2021, the information for Tad Rivelle found on page B-228 in the section titled Appendix C — Additional Portfolio Manager Information is hereby removed due to his retirement from Metropolitan West Asset Management, LLC (“MetWest”).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI-L7352 -21-01